UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. __)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 898-6308

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 25, 2015, InterCloud Systems, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), restructured the terms of certain promissory notes issued by it to each of Mark Munro, our Chairman and Chief Executive Officer, Cama Plan FBO Mark Munro IRA, 1112 Third Ave. Corp., the Mark Munro 1996 Charitable Remainder Trust and Pascack Road, LLC, an entity controlled by our director Mark Durfee, in order to extend the maturity dates thereof and to reduce the interest rate accruing thereon. The following notes were restructured as follows:

•	notes issued to Mark Munro in the aggregate principal amount of $1,337,000 had the interest rates reduced from 12% and 18% to 3% per annum and the maturity dates extended from March 31, 2016 to January 1, 2018;
•	notes issued to CamaPlan FBO Mark Munro IRA in the aggregate principal amount of $596,904 had the interest rates reduced from 12% and 18% to 3% per annum and the maturity dates extended from March 31, 2016 to January 1, 2018;
•	a note issued to 1112 Third Avenue Corp., a company controlled by Mark Munro, in the principal amount of $375,000 had the interest rate reduced from 12% to 3% per annum and the maturity date extended from March 31, 2016 to January 1, 2018;
•	notes issued to Mark Munro 1996 Charitable Remainder UniTrust in the aggregate principal amount of $575,000 had the interest rates reduced from 12% and 18% to 3% per annum and the maturity dates extended from March 31, 2016 to January 1, 2018; and
•	notes issued to Pascack Road, LLC, in the aggregate principal amount of $2,650,000 had the interest rate reduced from 12% and 18% to 3% per annum and the maturity dates extended from March 31, 2016 to January 1, 2018.

In consideration for such restructuring, the Company issued Mark Munro 355,590 shares of unregistered common stock, the Mark Munro 1996 Charitable Remainder UniTrust 62,400 shares of unregistered common stock and Pascack Road, LLC 381,100 shares of unregistered common stock.

Item 3.02. Unregistered Sales of Equity Securities

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Form of Note issued by InterCloud Systems, Inc. to each of Mark Munro 1996 Charitable Remainder UniTrust, CamaPlan FBO Mark Munro IRA, 1112 Third Avenue Corp., Mark Munro and Pascack Road, LLC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCLOUD SYSTEMS, INC.

Date: March 3, 2015	By:	/s/ Timothy A. Larkin
Timothy A. Larkin Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Note issued by InterCloud Systems, Inc. to each of Mark Munro 1996 Charitable Remainder UniTrust, CamaPlan FBO Mark Munro IRA, 1112 Third Avenue Corp., Mark Munro and Pascack Road, LLC.

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